UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6502

Name of Fund:  MuniYield Florida Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Florida Fund, 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield
Florida Fund


www.mlim.ml.com


MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Florida Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FLORIDA FUND


The Benefits
And Risks of
Leveraging


MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred
Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Florida Fund, April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Shares of MuniYield Florida Fund had a net annualized yield of 6.02%, based on a period-end per share net asset value of $15.33 and $.458 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +5.79%, based on a change in per share net asset value from $14.97 to $15.33, and assuming reinvestment of $.456 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Shares had an average yield of 1.11% for Series A and 1.03% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.



MuniYield Florida Fund, April 30, 2003


Specific to Florida, the state's general fund budget proposal for fiscal year 2003 - 2004 came in at $53.9 billion, a 7.0% increase from the prior year. This budget will attempt to close a $2 billion fiscal year 2004 operating shortfall. It includes currently passed referendums for smaller classroom sizes, enrolling four-year olds as pre-kindergartners and a high-speed rail line. Florida is projected to end fiscal year 2002 - 2003 with an operating surplus of $140 million and a rainy day fund at $960 million, a sharp contrast to most other states. With the implementation of the constitutional amendments, spending will increase faster than revenues and will force the state to borrow. In fiscal year 2004, $3 billion is earmarked for schools. However, this is just scratching the surface of an estimated $4 billion - $27 billion price tag for education during the next eight years. With this increase in spending in the current fiscal year, other programs will be reduced and/or eliminated. Some proposed cuts include
$200 million from transportation, $111 million from universities, and $51 million from juvenile crime prevention. Additional expenditure savings will be derived by outsourcing state agency functions such as payroll and benefits administration totaling another $200 million. These reductions, along with an increase in the corporate tax structure, the inclusion of video lottery terminals being placed in dog and horse racetracks and improving sales tax collections are estimated to generate more than $1 billion. Proposed expenditure reductions, revenue increases, along with a sizable rainy day fund, will enable the state to operate without increasing other taxes. However, the state balanced its budget by burdening local governments and universities by asking the voters to increase local sales taxes and/or increase tuition to meet local operations. Even though the state is being pressured by a weak national economy, we believe Florida is in a position during the upcoming year to perform well given its prospective management and financial flexibility.


Portfolio Strategy
During the six-month period ended April 30, 2003, we maintained our neutral position on the municipal bond market. We continued to focus on reducing the volatility of the Fund by selling some of the Fund's 10-year - 15-year bonds and purchasing larger-couponed bonds maturing in 20 years - 30 years. We believe these longer maturities are likely to enhance the Fund's income stream and help preserve asset valuations in future periods of market volatility. During the six-month period, Florida's new-issue supply was up approximately 50% compared to the same time a year ago. Despite the heavy supply, retail and institutional demand remained quite strong. However, this strong demand hindered us from fully implementing our desired strategy. The vast majority of new bond issuance has been structured as par bonds, which are more price sensitive and produce less income than premium coupon structured issues. Going forward, the municipal bond curve is expected to remain quite steep. We will maintain our neutral position and remain fully invested in an effort to enhance shareholder income.

During the six-month period ended April 30, 2003, the Fund's borrowing costs remained in the 1% - 1.50% range, with interest rates presently near 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate significant income benefits to the Fund's Common Shareholder. We do not expect any material reduction in our borrowing costs in 2003 as no additional monetary easings by the Federal Reserve Board are anticipated. We expect our short-term borrowing costs to remain at current attractive levels for most of the coming year. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and
Portfolio Manager



May 19, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield Florida
Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003.
A description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Trustees:                    Terry K. Glenn               12,530,293          415,499
                                                    James H. Bodurtha            12,530,293          415,499
                                                    Joe Grills                   12,528,026          417,766
                                                    Roberta Cooper Ramo          12,527,635          418,157
                                                    Robert S. Salomon, Jr.       12,529,555          416,237
                                                    Stephen B. Swensrud          12,528,373          417,419


During the six-month period ended April 30, 2003, MuniYield Florida
Fund's Preferred Shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                  3,699                22




MuniYield Florida Fund, April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount  Issue                                                                    Value
Florida--129.3%    AA      NR*   $  3,140   Beacon Tradeport Community Development District, Florida, Special
                                            Assessment Revenue Refunding Bonds (Commercial Project), Series A,
                                            5.625% due 5/01/2032 (g)                                               $  3,343

                   AAA     Aaa      7,650   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40%
                                            due 10/01/2024 (a)                                                        8,249

                   AAA     Aaa      2,870   Broward County, Florida, Airport System Revenue Bonds, AMT, Series I,
                                            5.75% due 10/01/2018 (a)                                                  3,164

                   AAA     Aaa      3,460   Broward County, Florida, School Board, COP, 5% due 7/01/2028 (b)          3,567

                                            Citrus County, Florida, Hospital Board Revenue Refunding Bonds
                                            (Citrus Memorial Hospital):
                   NR*     Baa3     2,500     6.25% due 8/15/2023                                                     2,559
                   NR*     Baa3     2,850     6.375% due 8/15/2032                                                    2,924

                   NR*     NR*      2,610   Collier County, Florida, IDA, IDR, Refunding (Southern States
                                            Utilities), AMT, 6.50% due 10/01/2025                                     2,581

                                            Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
                   AAA     Aaa      1,000     6.55% due 10/01/2013                                                    1,024
                   AAA     Aaa      5,000     6.60% due 10/01/2022                                                    5,159

                   A       Aa3      2,250   Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds
                                            (Florida Power and Light Company Project), AMT, 7.15% due 2/01/2023       2,259

                                            Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                            AMT (d)(i):
                   NR*     Aaa      1,395     6.20% due 4/01/2020 (b)                                                 1,506
                   NR*     Aaa      2,990     5.40% due 10/01/2021                                                    3,127

                   AAA     Aaa      4,600   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT, 7% due 4/01/2028 (d)(i)                                       4,837

                   NR*     Aaa      9,000   Escambia County, Florida, Health Facilities Authority, Health
                                            Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                            due 7/01/2020 (a)                                                         9,849

                   BBB     Baa2     8,295   Escambia County, Florida, PCR (Champion International Corporation
                                            Project), AMT, 6.90% due 8/01/2022                                        8,622

                   AAA     Aaa      1,440   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                            Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                   1,556

                   NR*     Aaa      5,250   Florida Housing Finance Corporation, Housing Revenue Bonds
                                            (Augustine Club Apartments), Series D-1, 5.75% due 10/01/2030 (b)         5,571

                   AAA     Aaa      4,250   Florida Municipal Loan Council Revenue Bonds, Series B, 5.375%
                                            due 11/01/2030 (b)                                                        4,546

                   AA+     Aa2      1,220   Florida State Board of Education, Capital Outlay, GO, Series A, 6%
                                            due 1/01/2014                                                             1,422

                   AAA     Aaa      1,000   Florida State Board of Education, Lottery Revenue Bonds, Series A,
                                            6% due 7/01/2014 (c)                                                      1,172

                                            Florida State Board of Education, Public Education, GO, Refunding,
                                            Series D:
                   AAA     Aaa      1,000     5.75% due 6/01/2022 (e)                                                 1,125
                   AA+     Aa2      5,000     Capital Outlay, 5.375% due 6/01/2018                                    5,523

                   AAA     Aaa      9,000   Florida State Department of Environmental Protection, Preservation
                                            Revenue Bonds, Series A, 5.75% due 7/01/2013 (c)                         10,370

                   A-      A3       5,900   Highlands County, Florida, Health Facilities Authority Revenue
                                            Bonds (Adventist Health System/Sunbelt Obligated Group), Series A,
                                            6% due 11/15/2031                                                         6,269

                   AAA     Aaa      5,000   Hillsborough County, Florida, Court Facilities Revenue Bonds, 5.40%
                                            due 5/01/2030 (a)                                                         5,363

                                            Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                            (National Gypsum), AMT:
                   NR*     NR*      2,500     Series A, 7.125% due 4/01/2030                                          2,515
                   NR*     NR*      3,750     Series B, 7.125% due 4/01/2030                                          3,772

                   A       A3       1,000   Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee
                                            Moffitt Cancer Center Project), Series C, 5.50% due 7/01/2032             1,016

                   BBB     Baa1     6,000   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                            Company Project), 5.10% due 10/01/2013                                    5,828

                   AAA     Aaa      4,000   Hillsborough County, Florida, School District, Sales Tax Revenue
                                            Refunding Bonds, 5.375% due 10/01/2020 (a)                                4,336

                                            Jacksonville, Florida, Electric Authority, Electric System
                                            Revenue Bonds:
                   AA      Aa2      2,000     Series 3-A, 5.375% due 10/01/2032                                       2,063
                   AA      Aa2      3,500     Series 3-C, 5.625% due 10/01/2035                                       3,556

                   AAA     Aaa      2,315   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding
                                            and Improvement Bonds, 5.25% due 10/01/2032 (c)                           2,438

                                            Jacksonville, Florida, Health Facilities Authority, IDR
                                            (National Benevolent Association, Cypress Village Florida Project),
                                            Series A:
                   NR*     Baa3       345     6.125% due 12/01/2016                                                     309
                   NR*     Baa3     1,220     7.10% due 3/01/2030                                                     1,148

                   NR*     Baa3     2,750   Jacksonville, Florida, Health Facilities Authority, IDR, Refunding
                                            (National Benevolent Association, Cypress Village Florida Project),
                                            7% due 12/01/2022                                                         2,480

                   AAA     Aaa      3,500   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland Regional
                                            Health System), Series A, 5.50% due 11/15/2026 (b)                        3,715

                   NR*     Aaa        370   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                            Program), AMT, Series A-1, 7.125% due 3/01/2028 (d)(i)                      413

                   AAA     NR*        670   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                            Program), AMT, Series B, 7.30% due 1/01/2028 (d)(j)                         771

                   NR*     Aaa      1,045   Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            Sub-Series 2, 7.75% due 5/01/2026 (d)(j)                                  1,062

                   NR*     Aaa      1,405   Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                            AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                               1,559

                   BBB+    NR*      2,930   Martin County, Florida, Health Facilities Authority, Hospital
                                            Revenue Bonds (Martin Memorial Medical Center), Series A, 5.875% due
                                            11/15/2032                                                                2,934

                   AAA     Aaa      3,000   Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                            9/01/2025 (a)                                                             3,357

                   AAA     Aaa      4,300   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                            International Airport), AMT, Series A, 6% due 10/01/2029 (c)              4,838

                   AAA     Aaa      1,750   Miami-Dade County, Florida, Educational Facilities Authority
                                            Revenue Bonds (University of Miami), Series A, 5.75% due 4/01/2029 (a)    1,961

                   AAA     Aaa      8,000   Miami-Dade County, Florida, Expressway Authority, Toll System
                                            Revenue Bonds, DRIVERS, Series 160, 6.375% due 7/01/2010 (c)(f)(k)       11,496




Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT          Alternative Minimum Tax
             (subject to)
COP          Certificates of Participation
DRIVERS      Derivative Inverse Tax-Exempt Receipts
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
PCR          Pollution Control Revenue Bonds
S/F          Single-Family



MuniYield Florida Fund, April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount  Issue                                                                    Value
Florida            NR*     Aaa   $  1,095   Miami-Dade County, Florida, HFA, Home Ownership Mortgage Revenue
(concluded)                                 Refunding Bonds, AMT, Series A-1, 6.30% due 10/01/2020 (d)(i)          $  1,192

                   AAA     NR*      3,300   Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                            Revenue Refunding Bonds, DRIVERS, Series 208, 9.56% due
                                            8/15/2017 (a)(k)                                                          4,130

                                            Miami-Dade County, Florida, School Board COP (e):
                   AAA     Aaa      3,200     Series A, 5.50% due 10/01/2020                                          3,518
                   AAA     Aaa      1,635     Series C, 5.50% due 10/01/2017                                          1,824

                                            Orange County, Florida, Health Facilities Authority, Hospital
                                            Revenue Bonds:
                   A-      A3       1,750     (Adventist Health System), 6.25% due 11/15/2024                         1,884
                   A-      A2       5,140     (Orlando Regional Healthcare), 6% due 12/01/2028                        5,455
                   A-      A2       1,300     (Orlando Regional Healthcare), 5.75% due 12/01/2032                     1,344

                   NR*     Aaa     10,500   Orange County, Florida, School Board, COP, Series A, 5.25% due
                                            8/01/2023 (b)                                                            11,135

                   AAA     Aaa      8,615   Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                            5.50% due 10/01/2032 (a)                                                  9,255

                   AAA     Aaa      1,760   Osceola County, Tourist Development Tax Revenue Bonds, Series A,
                                            5.50% due 10/01/2027 (c)                                                  1,900

                   AAA     Aaa      3,390   Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                            Bonds, 7.20% due 6/01/2015 (c)                                            4,490

                   NR*     Aaa        695   Palm Beach County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT, Series A, 6.80% due 10/01/2027 (d)(i)                           721

                   A       NR*      1,395   Palm Beach County, Florida, Health Facilities Authority, Hospital
                                            Revenue Refunding Bonds (Branch Corporation Obligation Group),
                                            5.50% due 12/01/2021                                                      1,451

                   BBB+    NR*      1,600   Palm Beach County, Florida, Health Facilities Authority, Retirement
                                            Community Revenue Bonds (Acts Obligation Group), 5.625% due 11/15/2020    1,620

                   AAA     Aaa      1,260   Palm Beach County, Florida, Public Improvement Revenue Bonds
                                            (Convention Center Project), 5.625% due 11/01/2016 (c)                    1,429

                   AAA     Aaa      6,000   Palm Beach County, Florida, School Board COP, Series A, 6.25%
                                            due 8/01/2010 (c)(f)                                                      7,273

                   NR*     Aaa      1,000   Pasco County, Florida, Sales Tax Revenue Bonds (Half-Cent), 5%
                                            due 12/01/2033 (a)                                                        1,032

                                            Pinellas County, Florida, HFA, S/F Housing Revenue Refunding Bonds
                                            (Multi-County Program), AMT, Series A-1 (d)(i):
                   NR*     Aaa      1,300     6.30% due 9/01/2020                                                     1,406
                   NR*     Aaa      1,990     6.35% due 9/01/2025                                                     2,146

                   AAA     Aaa      4,385   Polk County, Florida, School Board COP, Master Lease, Series A,
                                            5.50% due 1/01/2025 (e)                                                   4,706

                   AAA     Aaa      1,200   Port Everglades Authority, Florida, Port Revenue Bonds, 7.125%
                                            due 11/01/2016 (h)                                                        1,521

                   AAA     Aaa     12,900   Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                            Bonds (Sarasota Memorial Hospital), Series B, 5.50% due 7/01/2028 (b)    14,464

                   AAA     NR*      4,250   South Broward, Florida, Hospital District Revenue Bonds, DRIVERS,
                                            Series 337, 9.70% due 5/01/2032 (b)(k)                                    5,002

                   A-      A2       1,000   South Lake County, Florida, Hospital District Revenue Bonds
                                            (South Lake Hospital Inc.), 5.80% due 10/01/2034                          1,018

                   AAA     Aaa      5,000   Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75%
                                            due 10/01/2011 (c)(f)                                                     5,894

                   AAA     Aaa      5,000   Volusia County, Florida, School Board, COP (Master Lease Program),
                                            5.50% due 8/01/2024 (e)                                                   5,428


New Jersey--2.9%                            Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
                   A-      A3       3,510     6.75% due 6/01/2039                                                     3,105
                   A-      A3       3,245     7% due 6/01/2041                                                        2,985


Puerto Rico--      AAA     NR*      7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
10.4%                                       9.441% due 7/01/2017 (k)(l)                                               9,915

                   A       Baa1     8,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                            Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041               8,855

                   A-      Baa1     1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                                            6% due 7/01/2004 (f)                                                      1,076

                   BBB+    Baa3     1,715   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                            Appropriation, Series E, 5.70% due 8/01/2025                              1,810


                                            Total Municipal Bonds (Cost--$276,387)--142.6%                          296,238



                                   Shares
                                    Held    Short-Term Securities
                                    5,430   Merrill Lynch Institutional Tax-Exempt Fund**                             5,430


                                            Total Short-Term Securities (Cost--$5,430)--2.6%                          5,430


                   Total Investments (Cost--$281,817)--145.2%                                                       301,668
                   Other Assets Less Liabilities--0.5%                                                                1,101
                   Preferred Shares, at Redemption Value--(45.7%)                                                  (95,021)
                                                                                                                   --------
                   Net Assets Applicable to Common Shares--100.0%                                                  $207,748
                                                                                                                   ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)Radian Insured.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)FHLMC Collateralized.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(l)XL Capital Insured.
*Not Rated.
**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)
                                       Net         Dividend
Affiliate                            Activity       Income

Merrill Lynch Institutional
Tax-Exempt Fund                       3,330           $21


See Notes to Financial Statements.



MuniYield Florida Fund, April 30, 2003


STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$281,817,102)                                        $301,667,950
                  Cash                                                                                               75,806
                  Receivables:
                     Interest                                                                $  4,278,663
                     Securities sold                                                            1,821,783
                     Dividends                                                                        174         6,100,620
                                                                                             ------------
                  Prepaid expenses                                                                                   17,724
                                                                                                               ------------
                  Total assets                                                                                  307,862,100
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                       4,868,608
                     Investment adviser                                                           126,474
                     Dividends to Common Shareholders                                              68,541
                     Other affiliates                                                               2,294         5,065,917
                                                                                             ------------
                  Accrued expenses                                                                                   27,206
                                                                                                               ------------
                  Total liabilities                                                                               5,093,123
                                                                                                               ------------

Preferred Shares: Preferred Shares, par value $.05 per share (2,200 Series A shares and
                  1,600 Series B shares of AMPS* issued and outstanding at $25,000 per
                  share liquidation preference)                                                                  95,021,466
                                                                                                               ------------

Net Assets        Net assets applicable to Common Shares                                                       $207,747,511
Applicable To                                                                                                  ============
Common Shares:

Analysis of       Common Shares, par value $.10 per share  (13,551,880 shares issued
Net Assets        and outstanding)                                                                             $  1,355,188
Applicable to     Paid-in capital in excess of par                                                              194,722,663
Common Shares:    Undistributed investment income--net                                       $  2,645,338
                  Accumulated realized capital losses on investments--net                    (10,826,526)
                  Unrealized appreciation on investments--net                                  19,850,848
                                                                                             ------------
                  Total accumulated earnings--net                                                                11,669,660
                                                                                                               ------------
                  Total--Equivalent to $15.33 net asset value per Common Share
                  (market price--$14.32)                                                                       $207,747,511
                                                                                                               ============


*Auction Market Preferred Shares.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                     $  8,106,183
Income:           Dividends                                                                                          21,098
                                                                                                               ------------
                  Total income                                                                                    8,127,281
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $    740,482
                  Commission fees                                                                 118,811
                  Accounting services                                                              59,276
                  Professional fees                                                                29,818
                  Transfer agent fees                                                              24,606
                  Printing and shareholder reports                                                 16,247
                  Listing fees                                                                     14,275
                  Trustees' fees and expenses                                                      11,933
                  Custodian fees                                                                    8,671
                  Pricing fees                                                                      6,080
                  Other                                                                            17,355
                                                                                             ------------
                  Total expenses before reimbursement                                           1,047,554
                  Reimbursement of expenses                                                       (4,120)
                                                                                             ------------
                  Total expenses after reimbursement                                                              1,043,434
                                                                                                               ------------
                  Investment income--net                                                                          7,083,847
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                                 405,205
Unrealized        Change in unrealized appreciation on investments--net                                           4,026,887
Gain on                                                                                                        ------------
Investments--Net: Total realized and unrealized gain on investments--net                                          4,432,092
                                                                                                               ------------

Dividends to      Investment income--net                                                                          (507,966)
Preferred                                                                                                      ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $ 11,007,973
                                                                                                               ============

See Notes to Financial Statements.



MuniYield Florida Fund, April 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                              April 30,        October 31,
                  Increase (Decrease) in Net Assets:                                             2003              2002
Operations:       Investment income--net                                                     $  7,083,847      $ 13,911,948
                  Realized gain on investments--net                                               405,205           481,869
                  Change in unrealized appreciation on investments--net                         4,026,887           970,890
                  Dividends and distributions to Preferred Shareholders                         (507,966)       (1,284,066)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                         11,007,973        14,080,641
                                                                                             ------------      ------------

Dividends &       Investment income--net                                                      (6,179,657)      (11,853,830)
Distributions to  Realized gain on investments--net                                                    --          (36,333)
Common                                                                                       ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends and
                  distributions to Common Shareholders                                        (6,179,657)      (11,890,163)
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Shares                      4,828,316         2,190,478
Applicable to     Beginning of period                                                         202,919,195       200,728,717
Common Shares:                                                                               ------------      ------------
                  End of period*                                                             $207,747,511      $202,919,195
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  2,645,338      $  2,249,114
                                                                                             ============      ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                              April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $   14.97    $   14.81    $   13.78    $   13.27    $   15.70
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                       .52+++++         1.03         1.00          .95          .98
                  Realized and unrealized gain (loss)
                  on investments--net                               .34          .09         1.04          .59       (1.90)
                  Dividends and distributions to
                  Preferred Shareholders:
                     Investment income--net                       (.04)        (.09)        (.22)        (.28)        (.16)
                     Realized gain on investments--net               --         --++           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .82         1.03         1.82         1.26       (1.17)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Shareholders:
                     Investment income--net                       (.46)        (.87)        (.79)        (.75)        (.83)
                     Realized gain on investments--net               --         --++           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.43)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Shareholders                             (.46)        (.87)        (.79)        (.75)       (1.26)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   15.33    $   14.97    $   14.81    $   13.78    $   13.27
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   14.32    $   13.34    $   13.98    $ 11.3125    $   11.75
                                                              =========    =========    =========    =========    =========


Total Investment  Based on market price per share             10.89%+++        1.77%       31.36%        2.82%     (19.96%)
Return:**                                                     =========    =========    =========    =========    =========
                  Based on net asset value per share           5.79%+++        7.80%       14.24%       10.90%      (7.88%)
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement
Average Net       and excluding reorganization expenses***       1.03%*        1.06%        1.06%        1.12%        1.12%
Assets of                                                     =========    =========    =========    =========    =========
Common Shares:    Total expenses, excluding reorganization
                  expenses***                                    1.03%*        1.06%        1.06%        1.12%        1.12%
                                                              =========    =========    =========    =========    =========
                  Total expenses***                              1.04%*        1.06%        1.06%        1.33%        1.12%
                                                              =========    =========    =========    =========    =========
                  Total investment income--net***                7.02%*        7.00%        6.98%        7.39%        6.73%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Shareholders                                    .50%*         .64%        1.53%        2.10%        1.10%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Shareholders                                   6.52%*        6.36%        5.45%        5.29%        5.63%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement
Average Net       and excluding reorganization expenses           .71%*         .72%         .71%         .74%         .76%
Assets of                                                     =========    =========    =========    =========    =========
Common &          Total expenses, excluding
Preferred         reorganization expenses                         .71%*         .72%         .71%         .74%         .76%
Shares:***                                                    =========    =========    =========    =========    =========
                  Total expenses                                  .71%*         .72%         .71%         .87%         .76%
                                                              =========    =========    =========    =========    =========
                  Total investment income--net                   4.79%*        4.74%        4.69%        4.85%        4.58%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Shareholders            1.08%*        1.34%        3.14%        4.02%        2.36%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Shares:


Supplemental      Net assets applicable to Common Shares,
Data:             end of period (in thousands)                $ 207,748    $ 202,919    $ 200,729    $ 186,777    $ 106,050
                                                              =========    =========    =========    =========    =========
                  Preferred Shares outstanding, end
                  of period (in thousands)                    $  95,000    $  95,000    $  95,000    $  95,000    $  55,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             18.67%       39.54%       86.85%       51.06%       97.73%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,187    $   3,136    $   3,113    $   2,966    $   2,928
                                                              =========    =========    =========    =========    =========


Dividends Per     Series A--Investment income--net            $     138    $     337    $     771    $   1,006    $     587
Share On                                                      =========    =========    =========    =========    =========
Preferred Shares  Series B--Investment income--net            $     128    $     333    $     801    $     738           --
Outstanding:++++++++                                          =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $(.01) per share.
++++Certain prior period amounts have been reclassified to conform to current period presentation.
+++Aggregate total investment return.
+++++Based on average shares outstanding.
++++++++The Fund's Preferred Shares were issued on April 10, 1992
(Series A) and February 7, 2000 (Series B).

See Notes to Financial Statements.



MuniYield Florida Fund, April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Divided income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $4,120.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$7,307 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $54,455,069 and $54,916,780, respectively.

Net realized gains for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:


                                       Realized          Unrealized
                                        Gains              Gains

Long-term investments               $    405,205       $ 19,850,848
                                    ------------       ------------
Total                               $    405,205       $ 19,850,848
                                    ============       ============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $19,922,186, of which $20,566,867 related to appreciated securities and $644,681 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $281,745,764.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2003 and for the year ended October 31, 2002 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, 1.20% and Series B, 1.15%.

Shares issued and outstanding during the six months ended April 30, 2003 and for the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $51,239 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $10,011,014, of which $2,974,823 expires in 2007 and $7,036,191 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.077000 per share on May 29, 2003 to shareholders of record on May 16, 2003.




MuniYield Florida Fund, April 30, 2003


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    67.8%
AA/Aa                                       6.0
A/A                                        11.4
BBB/Baa                                    10.0
NR (Not Rated)                              4.8




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.




MuniYield Florida Fund, April 30, 2003


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


Melvin R. Seiden, Trustee of MuniYield Florida Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Seiden well in his retirement.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Shares:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYF



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Florida Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Florida Fund


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Florida Fund


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Florida Fund

Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.